UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 17, 2017

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of August 17, 2017, II-VI Incorporated (the “Company”) entered into a First Amendment to Third Amended and Restated Credit Agreement (the “Amendment”) with the Company’s subsidiaries that are guarantors under the Company’s existing credit facility, the lenders under the Company’s existing credit facility and PNC Bank, National Association, in its capacity as administrative agent. The Amendment amended the credit agreement governing the Company’s existing credit facility to, among other things, allow the Company to incur up to $350.0 million aggregate principal amount of unsecured indebtedness, subject to the terms and conditions set forth in the Amendment and the other applicable terms and conditions under the Company’s existing credit facility. The foregoing description of the Amendment and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 8.01	Other Events.

On August 22, 2017, the Company announced its intention to offer, subject to market conditions and other factors, $300.0 million aggregate principal amount of convertible senior notes due 2022 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company also intends to grant the initial purchasers of the Notes a 30-day option to purchase up to an additional $45.0 million aggregate principal amount of the Notes. The Company’s press release announcing the proposed offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment to Third Amended and Restated Credit Agreement, dated as of August 17, 2017, by and among II-VI Incorporated, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as Administrative Agent.

99.1	Press Release dated August 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: August 22, 2017	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer